Deferred tax assets and liabilities	12 Months Ended
Dec. 31, 2023
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Deferred tax assets and liabilities
17. Deferred tax assets and liabilities
The amount of deferred tax assets and liabilities by type of temporary difference can be detailed as follows:

		2023			2022

Million US dollar	Assets	Liabilities	Net	Assets	Liabilities	Net

Property, plant and equipment	230	(2 115)	(1 885)	191	(2 071)	(1 880)
Intangible assets	143	(9 661)	(9 518)	89	(9 582)	(9 492)
Inventories	108	(78)	30	102	(90)	12
Trade and other receivables	43	-	43	51	-	51
Interest-bearing loans and borrowings	671	(451)	220	852	(657)	195
Employee benefits	431	(8)	423	433	(9)	423
Provisions	648	(44)	604	533	(56)	477
Derivatives	71	(17)	54	51	(61)	(10)
Other items	487	(1 180)	(693)	532	(1 166)	(634)
Loss carry forwards	1 782	-	1 782	1 341	-	1 341
Gross deferred tax assets/(liabilities)	4 614	(13 553)	(8 939)	4 175	(13 693)	(9 518)

Netting by taxable entity	(1 679)	1 679	-	(1 874)	1 874	-

Net deferred tax assets/(liabilities)	2 935	(11 874)	(8 939)	2 300	(11 818)	(9 518)
The change in net deferred taxes recorded in the consolidated statement of financial position can be detailed as follows:

Million US dollar	2023	2022	2021

Balance at 1 January	(9 518)	(10 235)	(10 607)
Recognized in profit or loss	689	701	348
Recognized in other comprehensive income	(54)	(177)	(167)
Other movements and effect of changes in foreign exchange rates	(56)	193	190
Balance at 31 December	(8 939)	(9 518)	(10 235)
Most of the temporary differences are related to t
he
fair value adjustment on intangible assets with indefinite useful lives and property, plant and equipment acquired through business combinations. The realization of the temporary differences on intangible assets acquired through business combinations is unlikely to revert within 12 months as they would be realized upon impairment or disposal of these intangibles which is currently not expected. The net deferred tax liabilities attributable to the US business and mainly related to purchase price accounting amount to 6.3 billion US dollar as of 31 December 2023.
As of 31 December 2023, deferred taxes of 12.1 billion US dollar (31 December 2022:
11.0
billion US dollar) were not recognized on a series of tax attributes. The tax attributes for which no deferred tax asset was recognized amount to
48.7
billion US dollar compared to 44.5 billion US dollar as of 31 December 2022 and include tax losses carry forward either confirmed or resulting from tax positions under dispute, capital losses, foreign and withholding tax credits, excess dividend received deduction, excess interest carry forward, amongst others. 46.2 billion US dollar of these tax attributes do not have an expiration date, 0.2 billion US dollar and 0.1 billion US expire within respectively 1 and 2 years, while 2.2 billion US dollar have an expiration date of more than 3 years. Additionally, we have historical uncertain attributes without expiration date amounting to
16.2
billion US dollar for which no deferred tax asset was recognized. Deferred tax assets have not been recognized on these items because these are either contingent assets subject to conclusion of tax disputes or it is not probable that future taxable profits will be available against which these tax losses and deductible temporary differences can be utilized and the company has no tax planning strategy currently in place to utilize these tax losses and deductible temporary differences.